LOCKBOX AGREEMENT
August 10, 2005
M&I Marshall & Ilsley Bank
651 Nicollet Mall
Minneapolis, MN 55402
Re:	Lockbox Agreement (this “Agreement”) for Lockbox Number Lockbox Account Number
Ladies and Gentlemen:
     COFINA FINANCIAL, LLC, a Minnesota limited liability company (“Cofina Financial “), hereby notifies you that in connection with certain transactions involving the operating and term loans of Cofina Financial, Cofina Financial hereby transfers. exclusive ownership and control of its lockbox number (the “Lockbox”) and the corresponding lockbox account number maintained with you (the “Lockbox Account”) to Cofina Funding, LLC (the “Issuer”) (or its assigns or designees). The Issuer further notifies you that in connection with such transactions the Issuer hereby transfers exclusive dominion and control of the Lockbox and the Lockbox Account to U.S. Bank National Association, in its capacity as trustee for and on behalf of certain other secured parties (the “Trustee”). Cofina Financial has agreed to act as initial servicer of such loans for the Issuer and the Trustee (Cofina Financial, or any successor servicer, the “Servicer”). Cofina Financial shall have no ownership of, or rights in, the Lockbox or Lockbox Account or any funds therein.
     In connection with the foregoing, the Issuer and the Trustee hereby jointly instruct you, beginning on the date hereof until you are otherwise notified by the Trustee in writing, (i) to change the name on the Lockbox and the Lockbox Account to “COFINA FUNDING, LLC and U.S. BANK NATIONAL ASSOCIATION, as Trustee for and on behalf of certain secured parties”; (ii) to follow your usual operating procedures for the handling of any checks, except as modified by this Agreement; (iii) to follow your usual procedures in the event the Lockbox, the Lockbox Account or any check should be or become the subject of any writ, levy, order or other similar judicial or regulatory order or process, except as modified by this Agreement; (iv) to collect the monies, checks, instruments and other items of payment mailed to the Lockbox; (v) to maintain the Lockbox Account as a “Deposit Account” (as defined in §9-102 of the Uniform Commercial Code as in effect in the State of Minnesota (the “Applicable UCC’)); (vi) to deposit in the Lockbox Account all such monies, checks, instruments and other items of payment (unless otherwise instructed by the Trustee); and (vii) to transfer all collected and available funds in the Lockbox Account on each business day to account number (the “Collection Account”) maintained by the Trustee at its Corporate Trust Office at its address set forth on Annex A hereto
Lockbox Agreement

or as the Trustee otherwise notifies you, or otherwise in accordance with the instructions of the Trustee. Funds on deposit in the Lockbox Account shall not be withdrawn or transferred to any account other than the Collection Account, absent the written consent of the Trustee. You are hereby further instructed to permit Cofina Financial and the Trustee to obtain upon request any information relating to the Lockbox and the Lockbox Account, including, without limitation, any information regarding the balance or activity of the Lockbox Account.
     Cofina Financial and the Issuer also hereby jointly notify you that notwithstanding anything herein or elsewhere to the contrary, the Trustee, or any party designated in writing by the Trustee, shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox and the Lockbox Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox and the Lockbox Account. At all times from and after the date hereof, neither Cofina Financial, the Issuer nor any of their respective affiliates shall be given any access to the Lockbox or Lockbox Account absent the written consent of the Trustee.
     The monies, checks, instruments and other items of payment mailed to the Lockbox and the funds deposited into the Lockbox Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Trustee (except that you may set off the face amount of any items (including, without limitation, checks and automated clearinghouse transactions) returned unpaid because of uncollected or insufficient funds in accordance with your customary practices). To the extent that funds in the Lockbox Account are insufficient, Cofina Financial shall pay you for such returned items. All service charges and fees with respect to the Lockbox and Lockbox Account shall continue to be payable by Cofina Financial under the arrangements currently in effect. Cofina Financial hereby authorizes you, without prior notice, from time to time to debit any other account Cofina Financial may have with you for the amount or amounts due you under the two preceding sentences.
     By executing this Agreement, you (a) irrevocably waive and agree not to assert, claim or endeavor to exercise, (b) irrevocably bar and stop yourself from asserting, claiming or exercising, and (c) acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other party asserting, claiming or exercising, any right of set-off, banker’s lien, security interest or other purported form of claim with respect to the Lockbox or Lockbox Account or any funds from time to time therein (except for security interests which have been terminated on or prior to the date hereof). You agree to give the Trustee and the Issuer prompt notice if the Lockbox or the Lockbox Account becomes subject to any writ, judgment, warrant of attachment, execution or similar process. Except for your right to payment of your service charges and fees from Cofina Financial and to make deductions for returned items, you shall have no rights in the Lockbox or Lockbox Account or funds therein. To the extent you may ever have such rights, you hereby expressly subordinate all such rights to all rights of the Trustee.
     In addition, as collateral security for the Issuer’s obligations to the Trustee and certain other persons in connection with the transactions referenced in the first paragraph of this Agreement, the Issuer hereby grants to the Trustee (on behalf of certain secured parties) a present and continuing security interest in.(a) the Lockbox and the Lockbox Account, (b) all general intangibles and privileges in respect of the Lockbox or the Lockbox Account, and (c) all cash,
Lockbox Agreement

checks, money orders and other items of value of the Issuer now or hereafter paid, deposited, credited, held (whether for collection, provisionally or otherwise) or otherwise, in the possession or under the control of, or in transit to you or any agent, bailee or custodian thereof in respect of the Lockbox or the Lockbox Account, and all proceeds of the foregoing (collectively, “Receipts”). You acknowledge and agree that (i) the Trustee has “Control” (as defined in §9- 104 of the Applicable UCC) of the Lockbox Account and you are required to comply with the instructions of the Trustee directing disposition of the funds, in the Lockbox Account without further consent by Cofina Financial, the Issuer or any affiliate thereof and (ii) you shall at all times maintain the Lockbox Account as a “Deposit Account” (as defined in §9-102 of the Applicable UCC). The Trustee hereby appoints you as the Trustee’s bailee for the Lockbox, Lockbox Account and all Receipts for the purpose of perfecting the Trustee’s security interest in such collateral, and you hereby accept such appointment and agree to be bound by the terms of this Agreement. The Issuer hereby agrees to such appointment and further agrees that you, on behalf of the Trustee, shall be entitled to exercise, as directed in accordance with the terms of this Agreement, any and all rights which the Trustee may have in connection with the transactions referenced in the first paragraph of this Agreement or under applicable law with respect to the Lockbox, Lockbox Account, all Receipts and all other collateral described in this paragraph.
     You will not be liable to Cofina Financial, the Servicer, the Issuer or the Trustee for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to your performance under this Agreement other than those Damages which result directly from your acts or omissions constituting negligence. In no event will you be liable for any special, indirect, exemplary or consequential Damages, including but not limited to lost profits.
     Cofina Financial shall indemnify you against, and hold you harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorneys’ fees and any fees and expenses incurred in enforcing this Agreement) in any way arising out of or relating to disputes or legal actions concerning this Agreement, the Lockbox or the Lockbox Account. Cofina Financial agrees to pay to you, upon receipt of your invoice, all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by you in connection with the preparation and administration (including any amendments) and enforcement of this Agreement. This paragraph does not apply to any cost or damage attributable to your negligence or intentional misconduct. Cofina Financial’s obligations under this paragraph shall survive termination of this Agreement.
     Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against the Issuer, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against the Issuer, you may act as you deem necessary to comply with all applicable provisions of governing statutes and shall be held harmless from any claim of any of the parties for so doing, provided that you shall not release any funds other than in accordance with (i) this Agreement or (ii) an order of a court of competent jurisdiction.
Lockbox Agreement

     You hereby agree not to institute or join any other person or entity in instituting, any suit pursuant to Title 11, United States Code, or any similar suit or proceeding under then applicable state or federal law providing for the relief of debtors or the protection of creditors, against the Issuer prior to the date which is one year and one day after payment of all obligations of the Issuer to the Trustee (and the parties for which it is acting as trustee) are paid In full. This section shall survive any termination of this Agreement.
     You may terminate this Agreement upon 30 days’ prior written notice to the Issuer and the Trustee. The Trustee may terminate this Agreement upon 30 days’ prior written notice to the Issuer and you. Neither the Issuer nor Cofina Financial may terminate this Agreement, except with the written consent of the Trustee and upon 30 days’ prior written notice to you and the Trustee- Incoming mail addressed to the Lockbox or Lockbox Account (including, without limitation, any direct funds transfer to the Lockbox Account) received after any such termination shall be forwarded in accordance with the Trustee’s instructions.
     You shall not assign or transfer your rights or obligations hereunder without the prior written consent of the Trustee and the Issuer. Cofina Financial shall not assign or transfer its rights and obligations hereunder without your consent and the consent of the Trustee. The Issuer shall not assign or transfer its rights or obligations hereunder without the consent of you and the Trustee. The Trustee may at any time assign its rights and obligations hereunder upon notice to the other parties hereto. Subject to the preceding sentences, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Trustee, each of the other parties hereto and their respective successors and assigns.
     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and may not be altered, modified or amended in any respect nor, except as set forth in the preceding paragraph, may any right, power or privilege of any party hereunder be waived or released or discharged, except.upon execution by you, the Issuer and the Trustee of a written instrument so providing. The terms and conditions of any agreement between Cofina Financial and/or the Issuer and you (a “Lockbox Service Agreement”) (whether now existing or executed hereafter) with respect to the lockbox arrangements, to the extent not inconsistent with this Agreement, are made part of this Agreement with respect to matters not explicitly covered in this Agreement. In the event that any provision in this Agreement is in conflict with, or inconsistent with, any provision of any such Lockbox Service Agreement, this Agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by .any other party to carry out the purposes of this Agreement or to preserve and protect the rights of each party hereunder.
     Except as otherwise expressly provided- herein, notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be (a) personally served, (b) sent by courier service, (c) sent by facsimile or electronic mail, or (d) sent by United States mail and shall be deemed to have been given when (a) delivered in person, (b) delivered by courier service, (c) upon. confirmation.by telephone or other electronic means of receipt of the facsimile or electronic mail, or (d) five business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth on Annex A hereto, or, as to each party, at
Lockbox Agreement

such other address as may be designated by such party in a written notice to the other parties. All notices under this Agreement will be deemed to have been received when actually received or, in the case of personal delivery, delivered.
     This Agreement and the rights and obligations of the parties hereunder will be governed by and construed and interpreted in accordance with the internal laws of the State of New York. The Issuer, the Trustee and you agree that New York is your “jurisdiction” for purposes of §9- 304 of the Applicable UCC. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of the signature pages of this Agreement by telecopier or other electronic means shall be equally effective as delivery of a manually executed counterpart.
LockboxAgreement

     Please evidence your agreement to the terms of, and acknowledge receipt of, this Agreement by signing in the space provided below.
Very truly yours,
COFINA FINANCIAL, LLC, individually
and as Servicer

By:
Name:
Title:

COFINA FUNDING, LLC

By:
Name:
Title:

Lockbox Agreement

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO:

M&I MARSHALL & ILSLEY BANK

By:
Name:
Title:

Cenex Finance Association, Inc.
Cenex Finance Association
5500 Cenex Drive
Inver Grove Heights, MN 55077-1733
Attention: Sharon Barber
Phone: (651) 355-6974
Phone: (651) 451-5477
Fax: (651) 451-4917
slbarber@cfabanking.com
Cofina Financial, LLC
Cofina Financial, LLC
5500 Cenex Drive
Inver Grove Heights, MN 55077-1733
Attention: Sharon Barber
Phone: (651) 355-6974
Phone: (651) 451-5477
Fax: (651) 451-4917
slbarber@cfabanking.com
Cofina Funding, LLC
Cofina Funding, LLC
5500 Cenex Drive
Inver Grove Heights, MN 55077-1733
Attention: Sharon Barber
Phone: (651) 355-6974
Phone: (651) 451-5477
Fax: (651) 451-4917
slbarber@cfabanking.com
U.S. Bank National Association
U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Toby Robillard
Tel: (651) 495-3855
Fax: (651) 495-8090
E-Mail: toby.robillard@usbank.com

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M&I Marshall & Ilsley
651 Nicollet Mall
Minneapoli, MN 55401
Attention: Chip Howard
Tel: (612) 904-8588
Fax: (612) 904-8012
E-Mail: chip.howard@micorp.com

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